Exhibit 99.1

Factorial and Philenergy Sign MOU to Accelerate All-Solid-State Battery Manufacturing

Strategic collaboration explores manufacturing infrastructure for Solstice™, a high energy density, solid-state platform designed for extended range and high temperature stability

BOSTON, Mass. and SEOUL, South Korea —Factorial Inc. (“Factorial”), the U.S. solid-state battery developer redefining what's possible in advanced energy systems, and Cartesian Growth Corporation III (“Cartesian III”) today announced that Factorial has signed a Memorandum of Understanding (MOU) for a strategic manufacturing collaboration with Philenergy, Korea's leading battery equipment and infrastructure provider, intended to accelerate the scale up of Factorial's groundbreaking Solstice™ all-solid-state battery platform.

Through their collaboration, the companies will explore integrating Philenergy’s world-class production infrastructure and proven supply chain with Factorial’s proprietary battery architecture.

"The companies that win in next-generation batteries won't just have breakthrough technology – they'll have production partners experienced in battery manufacturing and capable of delivering at scale," said Siyu Huang, CEO of Factorial. "Philenergy brings proven production expertise and infrastructure that matches the ambition of Solstice™."

Philenergy's advanced manufacturing capabilities – including automated laser notching, precision stacking systems, next-generation winding technology, and intelligent assembly infrastructure – represent the cutting edge of battery production engineering. The company's modular factory architecture delivers capital efficiency, deployment speed, and operational flexibility that traditional fixed-line approaches cannot match. For Factorial, this could mean reaching volume manufacturing faster while maintaining the rigorous process control demanded by solid-state technology.

“Factorial has established itself as a true technology leader in the solid-state battery space, with deep materials expertise and a clear path toward scalable commercialization,” said Kim Kwang-il, CEO of Philenergy. “The Solstice™ platform represents one of the most advanced solid-state architectures in the industry, combining high energy density with manufacturability. We are proud to support Factorial’s vision and contribute our manufacturing capabilities to help bring this breakthrough technology to global markets.”

Solstice™ delivers what conventional lithium-ion batteries cannot: up to 80% higher energy density while maintaining stable operation at temperatures as high as 90°C – significantly increasing the thermal ceiling of conventional lithium-ion systems. This step change in performance isn't incremental – it unlocks entirely new applications.

The platform's breakthroughs extend beyond performance. Solstice™ features a faster formation process and eliminates hazardous solvents through a novel dry cathode architecture, reducing the energy-intensive manufacturing steps and attendant production and environmental impacts of conventional lithium-ion batteries.

As global demand intensifies for energy systems that provide reliable sustained power, perform in extreme conditions, and operate safely under stress, this collaboration positions both companies at the forefront of the battery revolution reshaping transportation, defense, and industrial applications.

About Factorial

Founded and headquartered in the greater Boston area, Factorial operates at the forefront of solid-state battery development. Its proprietary FEST® and Solstice™ platforms deliver industry leading performance with scalable manufacturing, developed in close collaborations with strategic customers. Mercedes-Benz's real-world road testing in a lightly modified test vehicle achieved over 1,200 km of range on a single charge, while Stellantis-lab testing verified 77 Ah cells demonstrating high energy density, fast-charging, and robust performance across temperature extremes. Factorial’s commercial partnerships include global automotive leaders such as Mercedes-Benz, Stellantis, Hyundai Motor Company, and Kia Corporation. For more information, visit www.factorialenergy.com.

About Philenergy

Philenergy Co., Ltd, a company listed on the Korean stock market (KOSDAQ), is a leading provider of battery assembly solutions based in Osan, South Korea. A pioneer in high-speed manufacturing technology, Philenergy specializes in laser notching, 4600-series winding, and advanced stacking equipment. The company is recognized for its proprietary laser production and Roll-to-Roll (R2R) technologies, which significantly improve productivity and reduce operating costs in battery cell assembly. With operations in South Korea, Hungary, and the United States, Philenergy is committed to advancing the global battery manufacturing landscape through automation and precision engineering. For more information, visit www.philenergy.co.kr.

About Cartesian III

Cartesian III is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities. Cartesian III is an affiliate of Cartesian Capital Group, LLC, a global private equity firm and registered investment adviser headquartered in New York City, New York. Cartesian III is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012. For more information about Cartesian III, please visit www.cartesiangrowth.com/cgc3.

Forward Looking Statements

Certain statements in this communication may be considered “forward-looking statements.” Forward-looking statements herein generally relate to future events or the future financial or operating performance of Factorial or Cartesian III. For example, projections of Factorial’s future financial performance, manufacturing capabilities and operations, Factorial’s business plans, and other projections concerning key performance metrics or milestones are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “ may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. While Factorial and/or Cartesian III may elect to update such forward-looking statements in the future, it disclaims any obligation to do so.

Additional Information about the Business Combination and Where to Find It

This communication relates to the proposed business combination between Factorial and Cartesian III (“Business Combination”) pursuant to that certain Business Combination Agreement, dated as of December 17, 2025, by and among Cartesian III, Fenway MS, Inc., a Delaware corporation, and Factorial. The proposed Business Combination will be submitted to shareholders of Cartesian III for their consideration. Cartesian III and Factorial intend to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which will include a definitive proxy statement to be distributed to Cartesian III’s shareholders in connection with Cartesian III’s solicitations of proxies from its shareholders with respect to the proposed business combination and other matters to be described in the Form S-4, as well as the prospectus relating to the offer of the securities to be issued to the stockholders of Factorial in connection with the completion of the proposed Business Combination. After that registration statement has been filed and declared effective, Cartesian III will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed Business Combination and other matters to be described in the registration statement to Factorial stockholders and Cartesian III shareholders as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, Cartesian III shareholders, Factorial stockholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by Cartesian III in connection with the proposed Business Combination and other matters to be described in those documents when they become available, because they will contain important information about Cartesian III, Factorial and the proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by Cartesian III with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Cartesian Growth Corporation III, 505 Fifth Avenue, 15th Floor, New York, New York 10017.

Participants in the Solicitation

Cartesian III, Factorial, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from Cartesian III’s shareholders with respect to the proposed Business Combination and the other matters set forth in the proxy statement/prospectus. Information regarding Cartesian III’s directors and executive officers, and a description of their interests in Cartesian III is contained in Cartesian III’s final prospectus for its initial public offering filed with the SEC on May 5, 2025, which is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Cartesian Growth Corporation III, 505 Fifth Avenue, 15th Floor, New York, New York 10017. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This communication is not a substitute for the registration statement filed by Cartesian III or for any other document that Cartesian III and Factorial may file with the SEC in connection with the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Cartesian III, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

Derek Brekken

factorial@antennagroup.com